UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2021

PepsiCo, Inc.

(Exact name of registrant as specified in its charter)

North Carolina	1-1183	13-1584302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Anderson Hill Road, Purchase, New York		10577
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (914) 253-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value 1-2/3 cents per share	PEP	The Nasdaq Stock Market LLC
2.500% Senior Notes due 2022	PEP22a	The Nasdaq Stock Market LLC
0.250% Senior Notes due 2024	PEP24	The Nasdaq Stock Market LLC
2.625% Senior Notes due 2026	PEP26	The Nasdaq Stock Market LLC
0.750% Senior Notes due 2027	PEP27	The Nasdaq Stock Market LLC
0.875% Senior Notes due 2028	PEP28	The Nasdaq Stock Market LLC
0.500% Senior Notes due 2028	PEP28a	The Nasdaq Stock Market LLC
1.125% Senior Notes due 2031	PEP31	The Nasdaq Stock Market LLC
0.400% Senior Notes due 2032	PEP32	The Nasdaq Stock Market LLC
0.750% Senior Notes due 2033	PEP33	The Nasdaq Stock Market LLC
0.875% Senior Notes due 2039	PEP39	The Nasdaq Stock Market LLC
1.050% Senior Notes due 2050	PEP50	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01.	Other Events.

On October 21, 2021, PepsiCo, Inc. (“PepsiCo”) issued an advisory press release announcing the availability on its corporate website of information regarding early results and the increase of the maximum tender amount for its previously announced cash tender offers (the “Cash Tender Offers”) for certain outstanding debt securities. A copy of the advisory press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein, and a copy of the information posted to PepsiCo’s corporate website relating to early results and the increase of the maximum tender amount for the Cash Tender Offers is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release issued by PepsiCo dated October 21, 2021.

99.2	Information posted to PepsiCo corporate website relating to early results and increase of the maximum tender amount for the Cash Tender Offers.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2021	PepsiCo, Inc.

	By:	/s/ Cynthia A. Nastanski
		Name:	Cynthia A. Nastanski
		Title:	Senior Vice President, Corporate Law and Deputy Corporate Secretary

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